Exhibit 10.105

NINTH COMMITMENT AMENDMENT TO

LOAN SALE AND SERVICING AGREEMENT

THIS NINTH COMMITMENT AMENDMENT TO LOAN SALE AND SERVICING AGREEMENT (this "Ninth Amendment"), dated as of March 16, 2020, is entered into by and among BRFC-Q 2010 LLC, a Delaware limited liability company, as seller (the "Seller"), Quorum Federal Credit Union, a federally chartered credit union, as buyer (the "Buyer"), Vacation Trust, Inc., a Florida Corporation, as Club Trustee (the "Club Trustee"), U.S. Bank National Association, a national banking association, as custodian and paying agent (the "Custodian"), Bluegreen Vacations Corporation, a Florida corporation, as servicer (the "Servicer"), and Concord Servicing Corporation, an Arizona corporation, as backup servicer (the "Backup Servicer").

RECITALS

WHEREAS,  the Buyer, the Seller, the Servicer and the Backup Servicer have previously entered into that certain Loan Sale and Servicing Agreement, dated as of December 22, 2010, as amended by that certain Omnibus Amendment, dated as of May 3, 2011, that certain Omnibus Amendment No. 2, dated as of June 30, 2015, and that certain Omnibus Amendment No. 3, dated as of June 30, 2016, and as further amended by that certain First Commitment Amendment, dated as of March 1, 2012, that Second Commitment Amendment, dated as of January 31, 2013 that Third Commitment Amendment dated as of April 1, 2014, that Fourth Commitment Amendment, dated as of November 1, 2014, that Fifth Commitment Amendment, dated as of December 23, 2014, that Sixth Commitment Amendment, dated as of July 1, 2015, that Seventh Commitment Amendment, dated as of September 1, 2016, that First General Amendment, dated as of April 1, 2014, and that and that certain Eighth Commitment Amendment dated as of April 6, 2018 (as may be amended, supplemented or restated from time to time, the "Loan Sale and Servicing Agreement").

WHEREAS, Standard Definitions are attached to the Loan Sale and Servicing Agreement at Annex A (the "Standard Definitions").

WHEREAS, the parties hereto desire to modify the Loan Sale and Servicing Agreement as set forth in this Eighth Amendment.

WHEREAS, capitalized terms used herein not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Sale and Servicing Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Amendment of Standard Definitions.

(a) The following definitions shall replace the corresponding definition in the Standard Definitions:

"Commitment Period" shall mean the period commencing on January 1, 2020 and continuing until December 31, 2020.

“Commitment Purchase Period” shall mean the period referenced in the Commitment Purchase Period Terms Letter.

2. Choice of Law and Venue. This Ninth Amendment shall be construed in accordance with the internal laws of the State of New York.

3. Binding Effect. This Ninth Amendment shall inure to the benefit of and be binding upon the parties to this Eighth Amendment and their successors and assigns.

4. Counterpart Execution. This Ninth Amendment may be executed in counterpart,

and any number of copies of this Ninth Amendment which in the aggregate have been executed by all parties to this Eighth Amendment shall constitute one original.

5. Time is of the Essence. Time is of the essence in the performance of the obligations in this Ninth Amendment.

6. No Third-Party Beneficiary. No third party shall be a beneficiary hereof.

[Signatures on Following Page]

BRFC 9th Commitment Amendment2

IN WITNESS WHEREOF, the parties hereto have executed this Ninth Amendment as of the date set forth above.

THE BUYER: THE SELLER: THE SERVICER: THE BACKUP SERVICER: THE CUSTODIAN: THE CLUB TRUSTEE:

QUORUM FEDERAL CREDIT UNION

By: /s/ Bruno Sementilli

Bruno Sementilli,

President and CEO

BRFC-Q 2010 LLC

By: /s/ Paul Humphrey

Paul Humphrey

President

BLUEGREEN VACATIONS CORPORATION

By: /s/ Paul Humphrey

Paul Humphrey
Senior Vice President Finance, Capital

Markets, and Mortgage Operations

CONCORD SERVICING CORPORATION

By: /s/ Sonja M. Yurkiw

Sonja M. Yurkiw, Esq.

COO & General Counsel

U.S. BANK NATIONAL ASSOCIATION, not

in its individual capacity but solely as

Custodian and Paying Agent hereunder

By: /s/ Eric M. Ott

Eric M. Ott

Vice President

VACATION TRUST, INC.,

as Club Trustee

By: /s/ Douglas S. Carr

Douglas S. Carr

Vice President

BRFC 9th Commitment Amendment3